UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT

REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2024

SPAR Group, Inc.
(Exact Name of Registrant as Specified in Charter)
Delaware	0-27408	33-0684451
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1910 Opdyke Court, Auburn Hills, MI	48326
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (248) 364-7727

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SGRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

SPAR Group, Inc. ("SGRP" or the "Corporation", and together with its subsidiaries, the "Company", “SPAR” or "SPAR Group") has listed its shares of Common Stock for trading through the Nasdaq Stock Market LLC ("Nasdaq") under the trading symbol "SGRP" and periodically files reports with the Securities and Exchange Commission ("SEC").

Item 8.01	Other Events.

On April 30, 2024, the Company completed the sale of its interests in its South African joint venture, which transaction it announced in a Press Release on April 1, 2024, and in Note 15 Subsequent Events to the Company's Consolidated Financial Statements in SGRP's Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC on April 1, 2024.

SGRP Meridian Proprietary Limited ("Meridian") was a consolidated international joint venture subsidiary of the Company owned 51% by the Company and 49% by Friedshelf (Pty) Ltd., Lindicom Proprietary Limited, and Lindicom Empowerment Holdings Proprietary Limited (the "Local Owners"). On February 7, 2024, the Company entered into a Sale of Shares Agreement to sell its 51% ownership interest in Meridian to the Local Owners for 180,700,000 South African Rand (the "Purchase Agreement"). Meridian in turn owns (and after closing will continue to own) interests in its subsidiaries: CMR-Meridian Proprietary Limited; Bordax Retail Services (Pty) Ltd; and  Bordax Retail Services Gauteng (Pty) Ltd.

On May 2, 2024, the Company announced the completion of the Meridian sale in a Press Release. The Company received 80% of the purchase price from the Local Buyers upon completion of the closing under the Purchase Agreement. The remaining 20% of the purchase price will be paid on December 31, 2024 or 2025, depending on certain financial triggers. The Company is also licensing certain technology (including SPARView) and trademarks to Meridian in connection with the sale.

A copy of the Press Release first announcing this event is attached to and included in this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.  A copy of the Purchase Agreement is attached to and included in this Current Report on Form 8-K as Exhibit 99.2 and incorporated herein by reference. A copy of the Press Release announcing the closing of the Meridian sale is attached to and included in this Current Report on Form 8-K as Exhibit 99.3 and incorporated herein by reference. The transaction descriptions in this Current Report are qualified in their entirety by such Exhibits.

Forward Looking Statements

This Current Report on Form 8-K and its exhibits (collectively, this "Current Report") contain "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, the Company, and this Current Report has been filed by the Corporation with the SEC. "Forward-looking statements" are defined in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and other applicable Securities Laws.

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may," "will," "expect," "intend," "believe," "estimate," "anticipate," "continue," "plan," "project," or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Corporation in this Current Report may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks") such as (among other things) the impact of the strategic review process or any resulting action or inaction, the impact of selling certain of the Company's subsidiaries or any resulting impact on revenues, earnings or cash, the impact of adding new directors or new finance team members, the potential negative effects of any stock purchase and/or payment, the potential negative effects of the novel coronavirus and COVID-19 pandemic on the Company's business, the Company's cash flow or financial condition, or the pursuit or achievement of the Company's corporate objectives.

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, foreign exchange, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, revenues, sales, strategies, taxation or other achievement, results, Risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Company's common stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Current Report, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Press Release Dated April 1, 2024.

99.2
Sale of Shares Agreement dated as of February 7, 2024, among SPAR Group International, Inc. (a SGRP subsidiary), as seller, and Friedshelf (Pty) Ltd., Lindicom Proprietary Limited, and Lindicom Empowerment Holdings Proprietary Limited as buyers.

99.3	Press Release Dated May 2, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.
Date: May 2, 2024

By:	/s/ Michael R. Matacunas
Michael R. Matacunas, President & CEO